UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022– June 30, 2022

Item 1. Report of Shareholders.

(a)

ALL-STAR® FUNDS

USA LISTED NYSE

Semi-Annual Report | June 30, 2022

Liberty All-Star® Equity Fund

Contents

1	President’s Letter
4	Table of Distributions, Tax Credits & Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
11	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2022 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2022

The highest inflation in decades, a hawkish Federal Reserve, a slowing economy, deteriorating consumer sentiment and global fallout from the war in Ukraine combined to send U.S. equity markets sharply lower in the second quarter and accelerate losses incurred in the first quarter.

A snapshot of the S&P 500® Index captures equity market turmoil through the first half of 2022:

●	Lower by 16.10 percent in the second quarter after a decline of 4.60 percent in the first quarter for a first half return of -19.96 percent.
●	The poorest first half performance since 1970.
●	Declines in 10 of the last 12 weeks of the half and for every S&P sector except energy, which returned 31.82 percent.
●	Losses of 2 percent or more on 14 occasions in the first half, making it one of the most volatile periods in the last two decades.

The Dow Jones Industrial Average (DJIA) fared somewhat better, returning -10.78 percent in the second quarter and -14.44 percent for the half. The NASDAQ Composite Index saw greater declines, however, as investors shed richly-valued large- and mega-cap growth stocks. The NASDAQ Composite returned -22.28 percent in the quarter and -29.23 percent over the six- month period.

Any search of data underlying the broad retreat could start with monthly reports of the Consumer Price Index showing annualized increases in the 8 percent-plus range (the May reading being the highest since December of 1981). Seeking to tamp down the inflationary outbreak, the Federal Open Market Committee (FOMC) raised the key fed funds rate by 0.50 percent in early May and followed with a 0.75 percent increase in mid-June (with further increases anticipated). Rates rose in the bond market as well, with the yield on 10-year Treasuries reaching as high as 3.49 percent in mid-June, having started the year at 1.52 percent. The economy slowed dramatically as well, contracting at an annualized rate of 1.6 percent in the first quarter after a robust 6.9 percent expansion in the previous quarter. All of this left consumers in a cautious mood, exemplified by the widely followed University of Michigan consumer sentiment index tumbling to the lowest reading on record in June. The war in Ukraine had global geopolitical implications but from a purely economic perspective supplies of food and energy headed the list; the annual energy and food components of the CPI jumped 34.6 percent and 10.1 percent, respectively, in May. Inflation not only hurt consumers but businesses also as they were pressed to maintain profit margins given the higher cost of energy and other essentials; this gave investors another worry—the potential for lower corporate earnings in future quarters.

Employment provided the quarter’s most encouraging news. The U.S. added an average of 397,000 jobs each month in the second quarter, continuing recent strong job growth. The unemployment rate remained at a modest 3.6 percent while wages and salaries generally rose (e.g., up an annualized 5.5 percent in April.)

All the unsettled conditions compelled investors to reprice technology and other high growth stocks, resulting in a quarter and half year in which the value style outperformed the growth style on a relative basis. The broad market Russell 3000® Value Index returned -12.41 percent in the second quarter, bringing its year-to-date return as of June 30 to -13.15 percent. By comparison, the Russell 3000® Growth Index returned -20.83 percent in the second quarter and -28.15 percent for the first half.

Semi-Annual Report (Unaudited) | June 30, 2022	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund was buffeted by the negative forces at work in the second quarter but nevertheless turned in mixed results compared with key benchmarks. The Fund returned -16.02 percent when shares are valued at net asset value (NAV) with dividends reinvested and -20.06 when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The NAV return moderately lagged the return of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned -15.48 percent. The NAV return was essentially equal with that of the S&P 500®, as the Fund’s return was 8 basis points to the better (the S&P 500® returning -16.10 percent). As noted, the DJIA posted the best relative return, -10.78 percent, and the NASDAQ Composite the poorest at -22.28 percent. The Fund’s market price return more clearly lagged, as it outperformed only the NASDAQ Composite.

For the full first half, the Fund returned -22.04 percent when shares are valued at NAV with dividends reinvested and -20.81 percent when shares are valued at market price with dividends reinvested. Both trailed the six-month return of the Lipper benchmark and most of the other indices cited in the previous paragraph, tracing in part to the first quarter when the NAV return lagged in relative terms.

Over the second quarter, the range at which Fund shares traded relative to their underlying NAV went from a discount of -0.5 percent to a premium of 10.0 percent. This compares to a discount/premium range of -1.7 percent to 9.6 percent in the first quarter. For the first half, the range was a discount of -1.7 percent to a premium of 10.0 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.37 per share for a total of more than $3.4 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

As is our custom in semi-annual reports, in this publication we include a Q&A with one of the Fund’s five investment managers, in this case growth style manager Sustainable Growth Advisers. We invite shareholders to read this informative interview, which begins on page 8.

The first half of 2022 was difficult for investors in general and challenging for the Fund as well. Yet first half returns do not necessarily predict full-year results—S&P 500® returns for 2020 are a recent example (-3.08 percent in the first half, +18.40 percent for the full year). That said, it will take a significant turnaround in the factors that drove markets lower in the first half to bring about a similar outcome in 2022. At ALPS Advisors, we are not in the prediction business. We are in the business of managing assets in the best interests of investors seeking a diversified, high-quality core equity holding for the long term. We are steadfast in that commitment.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2022)
Net Asset Value (NAV)	$6.05
Market Price	$6.28
Premium	3.8%

	Quarter	Year-to-Date
Distributions*	$0.18	$0.38
Market Price Trading Range	$5.86 to $8.20	$5.86 to $8.50
Premium/(Discount) Range	10.0% to -0.5%	10.0% to -1.7%

Performance (Periods ended June 30, 2022)
Shares Valued at NAV with Dividends Reinvested	-16.02%	-22.04%
Shares Valued at Market Price with Dividends Reinvested	-20.06%	-20.81%
Dow Jones Industrial Average	-10.78%	-14.44%
Lipper Large-Cap Core Mutual Fund Average	-15.48%	-20.23%
NASDAQ Composite Index	-22.28%	-29.23%
S&P 500® Index	-16.10%	-19.96%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2022.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed -end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2022	3

Liberty All-Star® Equity Fund	Table of Distributions, Tax Credits & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022
1st Quarter	0.20
2nd Quarter	0.18
Total	$29.37

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2022 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc.	2.88%
Microsoft Corp.	2.40
UnitedHealth Group, Inc.	2.02
Amazon.com, Inc.	2.01
Visa, Inc.	1.84
Adobe, Inc.	1.60
Danaher Corp.	1.53
S&P Global, Inc.	1.45
Charles Schwab Corp.	1.37
Sony Group Corp.	1.34
Dollar General Corp.	1.29
Salesforce, Inc.	1.25
Capital One Financial Corp.	1.24
Fresenius Medical Care AG & Co. KGaA	1.19
Berkshire Hathaway, Inc.	1.16
ServiceNow, Inc.	1.11
Ecolab, Inc.	1.09
Booking Holdings, Inc.	1.07
Autodesk, Inc.	1.07
IQVIA Holdings, Inc.	1.02
29.93%

Economic Sectors*	Percent of Net Assets
Information Technology	20.37%
Financials	18.49
Consumer Discretionary	14.30
Health Care	14.30
Industrials	8.09
Communication Services	6.07
Materials	5.16
Consumer Staples	3.25
Utilities	2.91
Energy	2.75
Real Estate	2.59
Other Net Assets	1.72
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2022	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2022.

Security Name	SHARES
	Purchases (Sales)	Held as of 6/30/22
Purchases
Autodesk, Inc.	48,255	97,619
Avery Dennison Corp.	50,234	62,911
CDW Corp.	44,044	63,298
Ferguson PLC	85,481	85,481
IQVIA Holdings, Inc.	35,442	73,809
Microsoft Corp.	30,493	147,254

Sales
American International Group, Inc.	(93,668)	209,210
Baker Hughes Co.	(165,705)	0
Dover Corp.	(62,034)	0
Exxon Mobil Corp.	(57,314)	54,865
Illumina, Inc.	(27,590)	0
PayPal Holdings, Inc.	(108,679)	98,352
PPG Industries, Inc.	(69,645)	0
Quest Diagnostics, Inc.	(73,972)	0
Twitter, Inc.	(149,600)	0

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2022 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	32	44	28	31	150*	503
Percent of Holdings in Top 10	41%	44%	31%	47%	51%	18%	27%
Weighted Average Market Capitalization (billions)	$57	$173	$153	$343	$362	$207	$483
Average Five-Year Earnings Per Share Growth	3%	14%	16%	25%	24%	16%	18%
Dividend Yield	2.4%	1.5%	2.1%	0.7%	0.5%	1.5%	1.7%
Price/Earnings Ratio**	9x	16x	16x	28x	32x	16x	18x
Price/Book Value Ratio	1.4x	2.8x	2.6x	6.9x	7.6x	2.7x	3.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings

Semi-Annual Report (Unaudited) | June 30, 2022	7

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Kishore D. Rao Principal and Portfolio Manager Sustainable Growth Advisers, LP

SUSTAINABLE COUNTERS VOLATILITY BY FOCUSING ON COMPANIES ABLE TO PROTECT CAPITAL AND DODGE THE GRIP OF GLOBAL ECONOMIC CYCLES

Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term. We recently had the opportunity to talk with Principal and Portfolio Manager Kishore Rao. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Sustainable emphasizes companies with long runways of predictability … that is, consistent, repeatable revenue streams. The current environment, however, is anything but predictable, having disrupted the business models of some high-profile names. After a long period of relative stability, how does Sustainable adapt to this change? Does Sustainable adapt or simply stay the course?

Historically, our investment approach has tended to benefit from rising market volatility as we remain disciplined in our approach to identifying companies with attractive pricing power, high recurring revenues, strong cash flow, long-term growth drivers and management teams that have proven to be good stewards of shareholder capital. Companies with such characteristics tend to be less impacted by fluctuations in global economic activity and protect capital better in weak markets. The decline in 2022 has been relatively unique in that companies without these characteristics in the commodity and energy space have performed the best, negatively impacting relative returns and our downside protection in the short term. We see the strength in cyclicals and commodities being a temporary headwind that will be much less of a factor in the second half of 2022 and 2023 as monetary and fiscal policy tightening plays out, slowing economic growth and moderating current inflationary pressures.

There has been some discussion in the financial media asserting that the decade-long track record of outsized returns for growth stocks may be coming to an end. Reasons: inflation, interest rates, valuation, a shift in sentiment and no game-changers on the horizon. How would you counter those arguments?

The bout of post-pandemic inflation that has led to a fundamental shift in monetary policy toward tightening has undoubtedly been difficult for companies with longer pathways of future growth. However, the significant tightening in monetary policy and rising interest rates around much of the world along with declining consumer sentiment and slowing economic growth is setting the stage for companies with above-average growth opportunities to outperform as we move away from the supply and labor problems created by the pandemic. This period has created a wide array of attractive valuation opportunities in high quality growth businesses, which should be rewarded as cyclical growth slows due to higher rates and slowing economic growth. Given today’s higher cost of capital, however, we do not expect the more speculative and unprofitable tech companies that benefited from the zero-interest rate environment and speculative risk-seeking to benefit to the same degree as higher quality growth in the ensuing slower growth, higher interest rate environment.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Sustainable’s investment philosophy is rooted in the attributes of quality, growth, and valuation. Let’s focus on valuation. Per the previous question, if growth stock valuation presented a hurdle at the beginning of the year, it is certainly less of one now. So, if valuations have come down and Sustainable focuses on valuation to begin with, is it reasonable to assume you are finding attractive opportunities?

Yes, valuations for many high-quality businesses with attractive long-term growth opportunities have become quite compelling. The weakness in the market and in higher quality growth companies in particular has created significantly more attractive opportunities to select from on what we call our Qualified Company List.

“Valuations for many high-quality businesses with attractive long-term growth opportunities have become quite compelling.”

Give us two examples, from the portion of the Liberty All-Star Equity Fund that you manage, of Sustainable growth stocks—either recent purchases or long-term holds.

Danaher (DHR) provides scientific instruments and consumables used for testing/manufacturing across multiple industries. Its products advance lifesaving research, improve health and safety, promote water safety, and reduce packaging waste. Across industries, the company’s businesses share a common model of leadership in installed base and in regulated applications the company operates a razor and blades consumables model. Danaher’s consumable products are high margin and often difficult to switch out of as they are part of routine client processes for testing and manufacturing. The company enjoys recurring revenues due to pull-throughs from its large installed base, and the fact that 75 percent of its revenues are derived from captive consumables, many with mission critical applications. Danaher’s growth opportunity over the next 3-5 years results from secular trends such as increased testing of food, water, and drugs, as well as more life sciences research and increased demand for biological manufacturing. Increased investments into life sciences research by drug companies are also expected to be a driver of growth. In recent years, the company has benefited from increased demand for COVID testing and manufacturing of COVID vaccines and treatments. As COVID becomes more endemic, this tailwind will subside; however the company will benefit from an enlarged installed base of molecular testing instruments, while demand for biologic manufacturing is supported by secular trends beyond COVID vaccines including continued demand for biologic drugs, both branded and generic.

Semi-Annual Report (Unaudited) | June 30, 2022	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

We initiated a new position in creative design and document cloud management company Adobe (ADBE) in Q2. Its key focus is making specialized software tools for graphic designers. Adobe benefits from strong pricing power given its dominant position in the Creative Cloud segment where no competitor has a comparable set of offerings. Creating a suite of products with similar breadth would be a huge and long-term task as designers build their careers around their Creative Cloud skills. For a similar reason, Adobe enjoys strong recurring revenue streams given their dominant position and the difficulty businesses would face in changing vendors due to their established work processes incorporating Adobe tools. The company’s growth is ultimately driven by an ever-expanding market of digital content demand, with an estimated 700 million “communicators” and over 4 billion consumers of the content. Importantly, Asia still only accounts for about 15 percent of the company’s total sales providing opportunity for further penetration there. Additionally, document digitization remains in an early stage with a significant proportion of the company’s licensed users not having yet moved to Adobe’s software as a service model. With the company generating attractive free cash flow, which we forecast to steadily increase over the coming years, the company provides the strong financial characteristics we seek.

As always, thanks for an informative and insightful interview.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.28%)
COMMUNICATION SERVICES (6.07%)
Entertainment (0.72%)
Netflix, Inc.(a)	32,407	$5,667,012
Walt Disney Co.(a)	60,495	5,710,728
		11,377,740
Interactive Media & Services (4.15%)
Alphabet, Inc., Class A(a)	6,472	14,104,171
Alphabet, Inc., Class C(a)	14,285	31,247,723
Match Group, Inc.(a)	104,207	7,262,186
Meta Platforms, Inc., Class A(a)	78,506	12,659,092
		65,273,172
Media (1.20%)
Comcast Corp., Class A	256,735	10,074,281
Omnicom Group, Inc.	138,145	8,787,404
		18,861,685
CONSUMER DISCRETIONARY (14.30%)
Auto Components (1.33%)
Cie Generale des Etablissements Michelin SCA(b)	455,680	6,174,464
Lear Corp.	117,329	14,770,548
		20,945,012
Hotels, Restaurants & Leisure (1.75%)
Booking Holdings, Inc.(a)	9,652	16,881,251
Yum! Brands, Inc.	94,078	10,678,794
		27,560,045
Household Durables (3.20%)
Lennar Corp., Class A	111,600	7,875,612
Lennar Corp., Class B	2,500	146,775
Mohawk Industries, Inc.(a)	67,297	8,350,885
Newell Brands, Inc.	670,289	12,762,302
Sony Group Corp.(b)	258,736	21,156,843
		50,292,417
Internet & Direct Marketing Retail (2.01%)
Amazon.com, Inc.(a)	298,240	31,676,071

Multiline Retail (2.24%)
Dollar General Corp.	82,428	20,231,128
Dollar Tree, Inc.(a)	96,595	15,054,331
		35,285,459
Specialty Retail (1.75%)
CarMax, Inc.(a)	73,715	6,669,733
Home Depot, Inc.	26,980	7,399,805

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	123,846	$6,916,799
Ulta Beauty, Inc.(a)	17,071	6,580,529
		27,566,866
Textiles, Apparel & Luxury Goods (2.02%)
Gildan Activewear, Inc.	377,917	10,876,451
NIKE, Inc., Class B	55,860	5,708,892
PVH Corp.	107,324	6,106,736
Skechers U.S.A., Inc., Class A(a)	254,954	9,071,263
		31,763,342
CONSUMER STAPLES (3.25%)
Beverages (0.99%)
Coca-Cola Co.	135,500	8,524,305
Constellation Brands, Inc., Class A	30,300	7,061,718
		15,586,023
Food & Staples Retailing (0.60%)
Costco Wholesale Corp.	19,716	9,449,484

Food Products (0.41%)
Tyson Foods, Inc., Class A	74,900	6,445,894

Household Products (0.50%)
Procter & Gamble Co.	54,600	7,850,934

Personal Products (0.75%)
Unilever PLC(b)	258,896	11,865,204

ENERGY (2.75%)
Energy Equipment & Services (1.31%)
Halliburton Co.	264,253	8,286,974
NOV, Inc.	429,929	7,270,099
Schlumberger NV	139,668	4,994,528
		20,551,601
Oil, Gas & Consumable Fuels (1.44%)
Coterra Energy, Inc.	326,100	8,410,119
Exxon Mobil Corp.	54,865	4,698,639
Phillips 66	65,400	5,362,146
Shell PLC(b)	79,884	4,177,134
		22,648,038

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (18.49%)
Banks (4.58%)
Bank of America Corp.	221,632	$6,899,404
Citigroup, Inc.	341,660	15,712,944
Commerce Bancshares, Inc.	77,700	5,101,005
Cullen/Frost Bankers, Inc.	54,700	6,369,815
JPMorgan Chase & Co.	114,623	12,907,696
Mitsubishi UFJ Financial Group, Inc.(b)(c)	759,100	4,053,594
PNC Financial Services Group, Inc.	48,200	7,604,514
Wells Fargo & Co.	341,937	13,393,672
		72,042,644
Capital Markets (5.72%)
Ameriprise Financial, Inc.	33,900	8,057,352
Blackstone Group LP	83,200	7,590,336
Charles Schwab Corp.	340,079	21,486,191
Goldman Sachs Group, Inc.	18,366	5,455,069
MSCI, Inc.	26,992	11,124,753
Northern Trust Corp.	100,500	9,696,240
S&P Global, Inc.	67,733	22,830,085
UBS Group AG	231,175	3,749,659
		89,989,685
Consumer Finance (1.71%)
American Express Co.	54,492	7,553,681
Capital One Financial Corp.	186,801	19,462,796
		27,016,477
Diversified Financial Services (2.26%)
Berkshire Hathaway, Inc., Class B(a)	66,648	18,196,237
Equitable Holdings, Inc.	371,413	9,682,737
Voya Financial, Inc.	129,803	7,727,172
		35,606,146
Insurance (4.22%)
American International Group, Inc.	209,210	10,696,907
Arch Capital Group, Ltd.(a)	182,061	8,281,955
Axis Capital Holdings, Ltd.	171,252	9,776,777
Chubb, Ltd.	36,356	7,146,863
Cincinnati Financial Corp.	71,000	8,447,580
MetLife, Inc.	202,485	12,714,033
Progressive Corp.	80,382	9,346,015
		66,410,130
HEALTH CARE (14.30%)
Biotechnology (1.17%)
Amgen, Inc.	36,600	8,904,780

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	16,011	$9,464,582
		18,369,362
Health Care Equipment & Supplies (3.85%)
Abbott Laboratories	80,493	8,745,564
Alcon, Inc.	101,700	7,107,813
Align Technology, Inc.(a)	19,546	4,625,952
Boston Scientific Corp.(a)	151,897	5,661,201
Dexcom, Inc.(a)	68,444	5,101,131
Intuitive Surgical, Inc.(a)	36,365	7,298,819
Koninklijke Philips NV	316,403	6,812,160
Medtronic PLC	67,700	6,076,075
Smith & Nephew PLC(b)(c)	327,567	9,145,671
		60,574,386
Health Care Providers & Services (4.14%)
Cardinal Health, Inc.	88,179	4,609,116
Fresenius Medical Care AG & Co. KGaA(b)	748,421	18,665,620
McKesson Corp.	30,947	10,095,221
UnitedHealth Group, Inc.	61,828	31,756,716
		65,126,673
Life Sciences Tools & Services (3.22%)
Danaher Corp.	95,090	24,107,217
IQVIA Holdings, Inc.(a)	73,809	16,015,815
Thermo Fisher Scientific, Inc.	19,493	10,590,157
		50,713,189
Pharmaceuticals (1.92%)
Bristol-Myers Squibb Co.	144,486	11,125,422
Elanco Animal Health, Inc.(a)	232,800	4,569,864
Pfizer, Inc.	95,506	5,007,380
Zoetis, Inc.	55,850	9,600,056
		30,302,722
INDUSTRIALS (8.09%)
Aerospace & Defense (0.55%)
General Dynamics Corp.	31,200	6,903,000
Textron, Inc.	29,545	1,804,313
		8,707,313
Building Products (1.44%)
Carlisle Cos., Inc.	39,110	9,332,037
Masco Corp.	262,500	13,282,500
		22,614,537

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (0.38%)
Waste Connections, Inc.	48,650	$6,030,654

Electrical Equipment (0.45%)
Eaton Corp. PLC	55,793	7,029,360

Industrial Conglomerates (1.49%)
General Electric Co.	248,922	15,848,864
Honeywell International, Inc.	43,300	7,525,973
		23,374,837
Machinery (2.77%)
Oshkosh Corp.	58,000	4,764,120
PACCAR, Inc.	136,923	11,274,240
Parker-Hannifin Corp.	33,400	8,218,070
Wabtec Corp.	152,075	12,482,316
Xylem, Inc.	87,000	6,801,660
		43,540,406
Professional Services (0.41%)
TransUnion	81,400	6,511,186

Trading Companies & Distributors (0.60%)
Ferguson PLC(c)	85,481	9,463,602

INFORMATION TECHNOLOGY (20.37%)
Electronic Equipment, Instruments & Components (0.63%)
CDW Corp.	63,298	9,973,233

IT Services (5.55%)
Amdocs, Ltd.	168,339	14,024,322
Cognizant Technology Solutions Corp., Class A	204,848	13,825,192
FleetCor Technologies, Inc.(a)	38,829	8,158,361
Mastercard, Inc., Class A	30,196	9,526,234
PayPal Holdings, Inc.(a)	98,352	6,868,904
Snowflake, Inc., Class A(a)	21,125	2,937,643
Twilio, Inc., Class A(a)	35,508	2,975,925
Visa, Inc., Class A	147,242	28,990,477
		87,307,058
Semiconductors & Semiconductor Equipment (3.30%)
ASML Holding N.V.	13,944	6,635,671
Enphase Energy, Inc.(a)	25,153	4,910,872
Microchip Technology, Inc.	136,000	7,898,880

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.	196,933	$10,886,456
NVIDIA Corp.	82,967	12,576,967
QUALCOMM, Inc.	70,000	8,941,800
		51,850,646
Software (10.48%)
Adobe, Inc.(a)	68,993	25,255,578
ANSYS, Inc.(a)	35,600	8,518,724
Autodesk, Inc.(a)	97,619	16,786,563
Crowdstrike Holdings, Inc., Class A(a)	30,086	5,071,296
Intuit, Inc.	30,394	11,715,063
Microsoft Corp.	147,254	37,819,245
Salesforce, Inc.(a)	119,501	19,722,445
SAP SE(b)	106,599	9,670,661
ServiceNow, Inc.(a)	36,715	17,458,717
Trade Desk, Inc., Class A(a)	107,901	4,519,973
Workday, Inc., Class A(a)	60,132	8,393,225
		164,931,490
Technology Hardware, Storage & Peripherals (0.41%)
Hewlett Packard Enterprise Co.	490,898	6,509,307

MATERIALS (5.16%)
Chemicals (3.32%)
Corteva, Inc.	226,000	12,235,640
Dow Chemical Co.	165,041	8,517,766
Ecolab, Inc.	112,000	17,221,120
RPM International, Inc.	89,000	7,006,080
Sherwin-Williams Co.	33,012	7,391,717
		52,372,323
Construction Materials (0.51%)
Martin Marietta Materials, Inc.	26,700	7,989,708

Containers & Packaging (1.33%)
Avery Dennison Corp.	62,911	10,183,404
Ball Corp.	156,038	10,730,733
		20,914,137
REAL ESTATE (2.59%)
Equity Real Estate Investment Trusts (REITs) (2.59%)
American Tower Corp.	54,800	14,006,332
Crown Castle International Corp.	50,600	8,520,028
Equinix, Inc.	15,917	10,457,787
Equity LifeStyle Properties, Inc.	55,700	3,925,179

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities, Inc.	24,200	$3,856,512
		40,765,838
UTILITIES (2.91%)
Electric Utilities (2.34%)
Edison International	226,635	14,332,397
NRG Energy, Inc.	336,915	12,860,046
Xcel Energy, Inc.	135,034	9,555,006
		36,747,449
Gas Utilities (0.57%)
Atmos Energy Corp.	80,500	9,024,050

TOTAL COMMON STOCKS
(COST OF $1,427,141,319)		1,546,807,535

SHORT TERM INVESTMENTS (2.51%)
MONEY MARKET FUND (1.65%)
State Street Institutional US Government Money Market Fund, 1.43%(d)
(COST OF $25,952,558)	25,952,558	25,952,558

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.86%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%
(COST OF $13,608,956)	13,608,956	13,608,956

TOTAL SHORT TERM INVESTMENTS
(COST OF $39,561,514)		39,561,514

TOTAL INVESTMENTS (100.79%)
(COST OF $1,466,702,833)		1,586,369,049

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.79%)		(12,446,299)

NET ASSETS (100.00%)		$1,573,922,750

NET ASSET VALUE PER SHARE
(260,094,643 SHARES OUTSTANDING)		$6.05

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	17

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2022 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $12,860,177.
(d)	Rate reflects seven-day effective yield on June 30, 2022.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

ASSETS:
Investments at value (Cost $1,466,702,833)(a)	$1,586,369,049
Receivable for investment securities sold	2,050,672
Dividends and interest receivable	1,141,515
Tax reclaim receivable	402,580
Prepaid and other assets	275,740
TOTAL ASSETS	1,590,239,556

LIABILITIES:
Payable for investments purchased	837,462
Investment advisory fee payable	921,140
Payable for administration, pricing and bookkeeping fees	479,761
Payable for collateral upon return of securities loaned	13,608,956
Accrued expenses	469,487
TOTAL LIABILITIES	16,316,806
NET ASSETS	$1,573,922,750

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,511,068,413
Total distributable earnings	62,854,337
NET ASSETS	$1,573,922,750

Shares of common stock outstanding
(unlimited number of shares of beneficial interest without par value authorized)	260,094,643
NET ASSET VALUE PER SHARE	$6.05

(a)	Includes securities on loan of $12,860,177.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	19

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $308,260)	$12,469,394
Securities lending income	20,449
TOTAL INVESTMENT INCOME	12,489,843

EXPENSES:
Investment advisory fee	6,079,180
Administration, pricing and bookkeeping fees	1,493,412
Audit fee	24,964
Custodian fee	47,363
Insurance expense	26,455
Legal fees	82,837
NYSE fee	127,949
Proxy fees	57,340
Shareholder communication expenses	37,754
Transfer agent fees	68,666
Trustees' fees and expenses	189,442
Miscellaneous expenses	9,237
TOTAL EXPENSES	8,244,599
NET INVESTMENT INCOME	4,245,244

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	83,464,873
Net realized gain on foreign currency transactions	976
Net change in unrealized depreciation on investments	(539,975,695)
Net change in unrealized depreciation on foreign currency transactions	(2,908)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(456,512,754)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(452,267,510)

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$4,245,244	$4,097,410
Net realized gain on investments	83,465,849	123,711,798
Net change in unrealized appreciation/(depreciation) on investments	(539,978,603)	245,932,230
Net Increase/(Decrease) in Net Assets From Operations	(452,267,510)	373,741,438

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(97,120,652)	(168,419,787)
Return of capital	–	(10,203,690)
Total Distributions	(97,120,652)	(178,623,477)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	217,233,738
Dividend reinvestments	39,682,138	72,142,876
Net increase resulting from Capital Share Transactions	39,682,138	289,376,614
Total Increase/(Decrease) in Net Assets	(509,706,024)	484,494,575

NET ASSETS:
Beginning of period	2,083,628,774	1,599,134,199
End of period	$1,573,922,750	$2,083,628,774

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	21

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six
Months Ended
June 30, 2022			For the Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017

$8.20		$7.37	$6.90	$5.89	$6.87	$6.13

0.02		0.02	0.03	0.05	0.05	0.04
(1.79)		1.67	1.07	1.62	(0.35)	1.26
(1.77)		1.69	1.10	1.67	(0.30)	1.30

(0.38)		(0.02)	(0.03)	(0.05)	(0.05)	(0.04)
–		(0.74)	(0.60)	(0.59)	(0.51)	(0.45)
–		(0.05)	–	(0.02)	(0.12)	(0.07)
(0.38)		(0.81)	(0.63)	(0.66)	(0.68)	(0.56)
–		(0.05)	–	–	–	–
$6.05		$8.20	$7.37	$6.90	$5.89	$6.87
$6.28		$8.38	$6.90	$6.77	$5.38	$6.30

(22.0	%)(d)	24.0%	18.0%	30.1%	(4.5%)	23.4%
(20.8	%)(d)	35.3%	12.6%	39.7%	(4.9%)	34.4%

$1,574		$2,084	$1,599	$1,440	$1,183	$1,330
0.92	%(e)	0.93%	1.02%	0.99%	1.00%	1.01%
0.47	%(e)	0.23%	0.44%	0.73%	0.72%	0.64%
16	%(d)	22%	45%	23%	22%	21%

Semi-Annual Report (Unaudited) | June 30, 2022	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2022, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2022	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$12,860,177	$13,608,956	$–	$13,608,956

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2022:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$13,608,956	$–	$–	$–	$13,608,956
Total Borrowings					$13,608,956
Gross amount of recognized liabilities for securities lending (collateral received)					$13,608,956

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,546,807,535	$–	$–	$1,546,807,535
Short Term Investments	39,561,514	–	–	39,561,514
Total	$1,586,369,049	$–	$–	$1,586,369,049

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2022	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2022.

The tax character of distributions paid during the year ended December 31, 2021 were as follows:

Distributions Paid From:	December 31, 2021
Ordinary Income	$33,916,617
Long-term capital gains	93,874,301
Return of Capital	10,203,690
Total	$137,994,608

As of June 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,466,923,439	$305,945,177	$(186,499,567)	$119,445,610

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2022	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2022 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2022 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six-month period ended June 30, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $284,442,814 and $323,169,645, respectively.

NOTE 7. CAPITAL TRANSACTIONS

In a rights offering, which expired on November 22, 2021, shareholders exercised rights to purchase 27,979,915 shares at a subscription price of $7.78 per share for proceeds, net of expenses of $450,000, of $217,233,738. If the shares would have been issued at the NAV the proceeds would have been $228,705,504, net of expenses.

During the six months ended June 30, 2022 and year ended December 31, 2021, distributions in the amounts of $39,682,138 and $72,142,876, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,847,185 and of 9,175,859 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. CHANGE IN INDEPENDENT AUDITOR

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Semi-Annual Report (Unaudited) | June 30, 2022	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

During the Fund’s fiscal year ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on its behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 9, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of Deloitte.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2022	33

ALL-STAR®
EQUITY FUND

USA
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke*
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not applicable.

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

 Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Letter from Deloitte & Touche, LLP.

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal year ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act

On June 9, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2022

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	August 31, 2022